Exhibit 10.2

The CIT Group/Commercial Services, Inc.
300 South Grand Avenue
Los Angeles, California 90071

September 11, 2015

Hudson Clothing, LLC
2340 S. Eastern Avenue
Commerce, California 90040
Attention:                                         Legal Department

Re:                             Reaffirmation and Amendment of Collateral Documents (“Reaffirmation”)

Ladies and Gentlemen:

Reference is made to (i) that certain Revolving Credit Agreement dated as of September 30, 2013 (as amended, restated, modified or supplemented from time to time, the “Loan Agreement”) among JOE’S JEANS INC., a Delaware corporation (the “Parent”), HUDSON CLOTHING, LLC, a California limited liability company (the “Administrative Borrower”), each Person from time to time joined as a Borrower thereto (together with the Administrative Borrower, the “Borrowers”), the Persons identified on the signature pages thereof as a “Guarantor” (together with Parent and Borrowers, collectively, the “Loan Parties”), the Lenders party thereto and THE CIT GROUP/COMMERCIAL SERVICES, INC., as Administrative Agent, Collateral Agent and Swingline Lender (in such capacity, “Agent”) and (ii) those certain documents listed on Schedule A attached hereto (each a “Collateral Document” and collectively, the “Collateral Documents”).

Each of the Collateral Documents were entered into, and each grant of Collateral to Agent, as described in such Collateral Documents, was made, in order to secure certain Indebtedness including, without limitation, all Obligations of Loan Parties under the Loan Agreement.

In connection with the foregoing, each of the undersigned Loan Parties hereby:

1.                                      acknowledges that the Loan Agreement is being amended and restated pursuant to the terms of that certain Amended and Restated Revolving Credit Agreement, dated as of the date hereof (the “Restated Credit Agreement”; capitalized terms used and not defined herein shall have the meanings assigned thereto in the Restated Credit Agreement) among Parent, Borrowers, Guarantors, the financial institution(s) listed on the signature pages thereof and their respective successors and Eligible Assignees (each a “Lender” and collectively, “Lenders”) and Agent, in its capacity as agent for Lenders under the Restated Credit Agreement;

2.                                      acknowledges and agrees that this Reaffirmation is being given to induce Lenders and Agent to enter into the Restated Credit Agreement;

3.                                      ratifies and confirms that, except as otherwise provided for herein and on Schedule A attached hereto, all of the terms and conditions, representations and covenants contained in each of the Collateral Documents shall remain in full force and effect after giving effect to the execution and effectiveness of the Restated Credit Agreement; provided that

(i)                                     all references to “Administrative Borrower” in each of the Collateral Documents shall be amended to refer to Hudson Clothing, LLC.

(ii)                                  the definition of “Borrower Obligations” set forth in the Guarantee and Collateral Agreement (as defined below) is hereby amended and restated in its entirety as follows:

“Borrower Obligations”:  with respect to any Borrower, (a) all unpaid principal of and accrued and unpaid interest on the Loans (including interest that accrues or that would accrue but for the filing of a bankruptcy case or similar proceeding by a Grantor, whether or not such interest would be an allowable claim under any applicable bankruptcy or other similar proceeding, and other obligations accruing or arising after commencement of any case under any bankruptcy or similar laws by or against any Grantor (or that would accrue or arise but for the commencement of any such case)); (b) all Letter of Credit Obligations; (c) the Borrowers’ liabilities to the Agents under any instrument of guaranty or indemnity, or arising under any guaranty, endorsement or undertaking which either Agent, on behalf of the Lenders, may make or issue to others for the account of any Borrower, including any accommodations extended by the Administrative Agent with respect to applications for Letters of Credit, the Administrative Agent’s acceptance of drafts or the Administrative Agent’s endorsement of notes or other instruments for any Borrower’s account and benefit; and (d) and all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Grantors to the Lenders or to any Lender, the Administrative Agent, the Collateral Agent or any indemnified party arising under the Loan Documents.  Borrower Obligations shall also include Ledger Debt owed by a Borrower to The CIT Group/Commercial Services, Inc., as Factor and all other indebtedness and other obligations owing to The CIT Group/Commercial Services, Inc., as Factor under the Factoring Agreement.”

(iii)                               the definition of “Ledger Debt” set forth in the Guarantee and Collateral Agreement is hereby amended and restated in its entirety as follows:

“Ledger Debt”:  means the outstanding amount of any indebtedness for goods and services purchased by a Borrower or its Affiliates from any Person whose Accounts are factored by Factor or the face amount

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of any orders for goods which are to be purchased by a Borrower or its Affiliates from any Person whose Accounts are factored by Factor pursuant to a purchase order that has been credit approved by Factor.

(iv)                              the definition of “Secured Parties” set forth in the Guarantee and Collateral Agreement is hereby amended and restated in its entirety as follows:

“Secured Parties”:  the collective reference to (i) the Agents, (ii) the Lenders, (iii) any Issuing Bank, (iv) any Person indemnified under the Loan Documents and (v) the Factor.

4.                                      represents and warrants that no offsets, counterclaims or defenses exist as of the date hereof with respect to any of the undersigned’s obligations under any of the Collateral Documents;

5.                                      Joe’s Jeans Subsidiary Inc. (“Joe’s Jeans”) is hereby joined as Guarantor under the Guarantee and Collateral Agreement and Joe’s Jeans hereby, (i)  jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Secured Parties (as defined in the Restated Credit Agreement) and their respective successors and permitted assigns, the prompt and complete payment and performance by (1) each Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations (as defined after giving effect to this Reaffirmation) and (2) each of the other Guarantors when due (whether at the stated maturity, by acceleration or otherwise) of their Guarantor Obligations (including, in each case, amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a))  and (ii) assumes in full, and further acknowledges that it has all of the obligations of a Guarantor pursuant to the Guarantee and Collateral Agreement, as reaffirmed hereby; and

6.                                      ratifies and confirms that references to the phrase “Credit Agreement” in each of the Collateral Documents shall mean the Restated Credit Agreement, and that the Secured Obligations under the Restated Credit Agreement remain secured by the security interests and pledges granted by the undersigned under and pursuant to the terms of each of the Collateral Documents, as reaffirmed hereby.

This Reaffirmation shall become effective on the Effective Date.

Each Loan Party hereby represents and warrants that (a) this Reaffirmation and each of the Collateral Documents, as amended and reaffirmed hereby, constitute legal, valid and binding obligations of the Loan Parties and are enforceable against each Loan Party in accordance with their respective terms (to the extent that each Loan Party is a party to the applicable Collateral Document); (b) upon the effectiveness of this Reaffirmation, each Loan Party hereby reaffirms all covenants, representations and warranties made by such Loan Party in the respective Collateral Documents to which each such Loan Party is a party, to the extent the same are not amended hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date

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of this Reaffirmation; (c) no Event of Default has occurred and is continuing or would exist after giving effect to this Reaffirmation; and (d) no Loan Party has any defense, counterclaim or offset with respect to any Collateral Document to which such Loan Party is a party.

Upon the effectiveness of this Reaffirmation, each reference in each Collateral Document to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the applicable Collateral Document as amended hereby. Except as specifically amended herein, each Collateral Document, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Reaffirmation shall not operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of any Collateral Document, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

This Reaffirmation shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

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This Reaffirmation may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission (including in “PDF” or similar format) shall be deemed to be an original signature hereto.

Very truly yours,

THE CIT GROUP/COMMERCIAL SERVICES, INC., individually, as Administrative Agent, Collateral Agent, Swingline Lender and Lender

		By:	/s/ Kulwant Kaur
		Name:	Kulwant Kaur
		Title:	Vice President

Consented and Agreed to:

JOE’S JEANS INC.

By:	/s/ Hamish Sandhu
Name:	Hamish Sandhu
Title:	CFO

JOE’S JEANS SUBSIDIARY, INC.

By:	/s/ Hamish Sandhu
Name:	Hamish Sandhu
Title:	CFO

HUDSON CLOTHING, LLC

By:	/s/ Hamish Sandhu
Name:	Hamish Sandhu
Title:	Treasurer

Signature Page to Reaffirmation of Collateral Documents

INNOVO WEST SALES, INC.

By:	/s/ Hamish Sandhu
Name:	Hamish Sandhu
Title:	CFO

JOE’S JEANS RETAIL SUBSIDIARY, INC.

By:	/s/ Hamish Sandhu
Name:	Hamish Sandhu
Title:	CFO

HUDSON CLOTHING HOLDINGS, INC.

By:	/s/ Hamish Sandhu
Name:	Hamish Sandhu
Title:	CFO

HC ACQUISITION HOLDINGS, INC.

By:	/s/ Hamish Sandhu
Name:	Hamish Sandhu
Title:	CFO

Signature Page to Reaffirmation of Collateral Documents

SCHEDULE A

COLLATERAL DOCUMENTS

1.                                      Guarantee and Collateral Agreement dated as of September 30, 2013, as amended, restated, supplemented or modified from time to time, among Parent, Joe’s Jeans, Administrative Borrower, Joe’s Jeans Retail Subsidiary, Inc., Hudson Holdings, Innovo West Sales, Inc., HC Acquisition Holdings, Inc. and Agent (the “Guarantee and Collateral Agreement”).

2.                                      Trademark Security Agreement, dated as of September 30, 2013, as amended, restated, supplemented or modified from time to time, by and among Joe’s Jeans and Administrative Borrower.

3.                                      Trademark Security Agreement (Supplemental), dated as of May 1, 2014, as amended, restated, supplemented or modified from time to time, by and among Joe’s Jeans and Administrative Borrower

4.                                      Collateral Assignment dated as of September 30, 2013, as amended, restated, supplemented or modified from time to time, made by Parent to Agent.